SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 14, 2006



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                  333-110340                 41-1808858
  (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K, which is incorporated by reference in the Registrant's registration statement (No. 333-110340) and to their being referred to as "Experts" in the Prospectus Supplement relating to the Home Equity Loan Trust 2006-HSA2, Home Equity Loan-Backed Term Notes, Series 2006-HSA2, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1. In addition, the unaudited financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.2.


Item 9.01(d).     Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:



Exhibit
Number             Description

23.1 Consent of KPMG LLP

23.2 Consent of Ernst & Young LLP

99.1 Financial Statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

99.2 Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                      II, INC.


                                           By:  /s/ Tim Jacobson
                                         Name:  Tim Jacobson
                                        Title:  Vice President


Dated:  February 14, 2006


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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

23.1                  Consent of KPMG LLP
23.2                  Consent of Ernst & Young LP
99.1 Financial Statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.
99.2 Financial statements of FGIC as of September 30, 2005 and for the three and nine month periods ended September 30, 2005 and 2004.



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                                                              Exhibit 23.1

                   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Financial Guaranty Insurance Company:

        We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company for the year ended December 31, 2002, included in the Current Report on Form 8-K of Residential Funding Mortgage Securities II, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-110340), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant relating to the Home Equity Loan Trust 2006-HSA2, Home Equity Loan-Backed Term Notes, Series 2006-HSA2.

/s/ KPMG LLP
New York, New York
February 14, 2006



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                                                                 Exhibit 23.2

                   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Funding Mortgage Securities II, Inc. for the registration of Home Equity Loan-Backed Term Notes, Series 2006 HSA2, in the registration statement on Form S-3 (No. 333-110340) and to the incorporation by reference therein of our report dated January 24, 2005, (except for Note 3k, as to which the date is March 15, 2005) with respect to the financial statements of Financial Guaranty Insurance Company, appearing in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated February 14, 2006, filed with the Securities and Exchange Commission.



                                                   /s/Ernst & Young LLP

New York, New York
February 14, 2006





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